Exhibit 10.30
                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Agreement") is made and entered into as of March 20, 1996, by and between Las Vegas Entertainment Network, Inc., a Delaware corporation ("Lender"), and Malbec (Florida), Inc., a Florida corporation ("Borrower"), with reference to the following facts anc circumstances:

     WHEREAS, Borrower has a business and financial interest in the development and continuing operation of that certain hotel and recreational facility located and operating at 455 Ocean Drive, Miami Beach, Florida, and commonly known as the La Voile Rouge Hotel & Beach Club (the "Facility");

     WHEREAS, Borrower, on behalf of P.R.D. Holding Company, Inc., a Florida corporation and the developer and operator of the Facility ("PRD"), has previously borrowed from Lender or caused Lender to loan to PRD, and Lender has loaned to Borrower or PRD, certain funds to further the development of the Facility; and

     WHEREAS, Borrower requires additional funds for the purpose specified in the foregoing recital, and for the purpose of paying certain legal fees and costs of Borrower and PRD in connection with the development and operation of the Facility, and Lender is willing to advance such funds to Borrower upon and subject to the terms and conditions contained herein.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Loan. Borrower and Lender hereby confirm that Lender has previously loaned to Borrower the sum of Forty-Three Thousand Dollars ($43,000) on or about August 3, 1995, and that such borrowing shall for all purposes constitute a portion of the funds loaned hereunder and shall be subject to all of the terms and conditions of this Agreement. If, at any time or from time to time from and after the date hereof and before December 31, 1996, Borrower shall notify Lender that Borrower desires to borrow additional loan funds from Lender, up to a maximum aggregate amount of One Million Five Hundred Thousand Dollars ($1,500,000), Lender shall disburse to Borrower (or order) the amount requested, by wire transfer of immediately available funds to an account or payee designated by Borrower, as soon as possible, and in any event within ten (10) days after it receives Borrower's request therefor; provided, however, that Lender shall have no obligation to disburse such funds unless it agrees to the use to which Borrower proposes to apply such funds. In order to evidence and secure its obligation to repay the Loan to Lender after and to the extent that Loan proceeds are disbursed to Borrower, Borrower has executed and delivered to Lender (i) Borrower's Secured Promissory Note in the form attached hereto as Exhibit "A" and incorporated herein by this reference (the "Note"), and (ii) a Security Agreement by and between Borrower, as debtor, and Lender, as secured party, in the form attached hereto as Exhibit "B" and incorporated herein by this reference (the "Security Agreement" and, together with the Note, the "Loan Documents").

     2.  General Representations and Warranties.  Borrower and
Lender each hereby respectively represents and warrants to the other (with respect to itself) as follows:

         (a) Corporate Action. All corporate or similar action required to be taken by Borrower or Lender, as the case may be, in connection with the execution, delivery and performance of this Agreement and the Loan Documents has been duly taken.

         (b) No Conflicts. Neither the execution and delivery of this Agreement or the Loan Documents by Borrower or Lender, as the case may be, nor the performance of any of Borrower's or Lender's respective obligations hereunder or thereunder, will: (i) violate or conflict with the articles or certificate of incorporation, bylaws, or other charter documents of Lender or Borrower, as respectively amended to date, which violation or conflict is material to Borrower or Lender, as the case may be; (ii) conflict with, result in a breach of, constitute (with notice, lapse of time or both) a default under, or result in the creation of imposition of any lien, charge, security interest or other encumbrance upon any of the respective properties of Borrower or Lender pursuant to the terms of any agreement, instrument or document to which Borrower or Lender, as the case may be, is a party, by which such party is bound or to which any of such party's respective properties is subject, which conflict, breach, default, lien, charge, security interest or encumbrance is material to Borrower or Lender, as the case may be.

     3. Covenants. For so long as the obligation to repay proceeds of the Loan theretofore actually disbursed by Lender pursuant to Section 1 hereof and evidenced by the Note is outstanding, Borrower covenants to Lender that Borrower shall do the following:

         (a) Compliance with Laws. Borrower shall remain in good standing in the jurisdiction in which it is organized and shall comply in all material respects with all material laws which are applicable to it or to the conduct of its business, the breach or violation of which would be material to Borrower.

     (b) Financial Statements. Borrower shall deliver to Lender, as soon as is reasonably practicable after they become available, unaudited quarterly and annual financial statements of Borrower; provided, however, that although Borrower shall have no obligation to obtain audited financial statements, if it does so,it shall provide copies thereof to Lender as soon as reasonably practicable after they become available.

         (c) Other Reports. Borrower shall advise Lender in writing of (i) developments (including litigation) which Borrower believes to be materially adverse to Borrower, PRD, their respective businesses (as distinguished from partnerships, companies and businesses generally) or the Facility, (ii) any material default by Borrower or PRD under this Agreement or any other material contract or agreement, and (iii) any material Event of Default (as such term is defined in the Note).

         (d) Sale of Assets to Affiliates. Borrower shall not sell, lease, transfer or otherwise dispose of (collectively, a "disposition") any substantial part of the properties or assets of Borrower to an "affiliate" (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of Borrower, unless the consideration received by Borrower in any such disposition is equal to the fair market value of the assets or properties disposed of.

         (e) Consolidation or Merger. Borrower shall not consolidate with or merge with or into any other entity or transfer (by lease, assignment, sale or otherwise) all or substantially all of its properties and assets, as an entirety or substantially as an entirety to another person or group of affiliated persons, unless either Borrower shall be the continuing person or the person (if other than Lender) formed by such consolidation or into which Borrower is merged or to which the properties and assets of Borrower as an entirety are transferred or leased, shall expressly assume all the obligations of Borrower under the Loan Documents and this Agreement.

     4.  General Provisions.

         (a) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and any permitted successors and assigns.

         (b) Amendment. No amendment or modification hereto, or waiver of the terms hereof, shall be valid unless in a writing executed by the parties hereto.

     (c) Notices. Any notice or other communication given pursuant to or in connection with this Agreement shall, except to the extent otherwise provided in this Agreement, be in writing and shall be given by personal delivery, telex, telecopy, facsimile (provided that any notices given by telex, telecopy or facsimile are confirmed by telephone), or by deposit of notice in the United States mail, postage prepaid, return receipt requested. Notices shall not be deemed delivered until received. Notice addresses are as follows (or such other addresses as one party may provide to the other by written notice pursuant to this Agreement):

     To Borrower:      Malbec (Florida), Inc.
                       6210 North Lockwood Ridge Road
                       Suite 291
                       Sarasota, Florida 34243
                       Tel No.: 941.957.0065
                       Fax No.: 941.955.6586

     To Lender:        Las Vegas Entertainment
                         Network, Inc.
                       1801 Century Park East
                       Suite 2300
                       Los Angeles, California
                       Tel No.: 310.551.0011
                       Fax No.: 310.551.1942

         (d) Severability. If any provision herein, or the application thereof to any circumstance, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Agreement or not applicable to such circumstance, as the case may be, and the remainder of this Agreement shall not be affected or impaired thereby.

         (e) Attorneys' Fees. If any action should arise among the parties hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be reimbursed for all reasonable expenses incurred in connection with such action, including reasonable attorneys' fees.

         (f) Integration. This Agreement, together with the Loan Documents, expresses the entire agreement and understanding of the parties hereto with respect to the matters set forth herein and supersedes all prior agreements, arrangements and understandings among the parties hereto with respect to the matters set forth herein. The terms and provisions of the Loan Documents are hereby incorporated into this Agreement by this reference.


     (g) Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of laws principles thereof. Any actions, suits or proceedings instituted in connection herewith shall be initiated and maintained exclusively in the Los Angeles County Superior Court, or in the United States District Court for the Central District of California. By execution and delivery of this Agreement, Borrower hereby consents, for itself and in respect of its property, to the jurisdiction of the aforesaid courts solely for the purpose of adjudicating its rights or the rights of Lender with respect to this Agreement, the Loan Documents and any document or instrument related thereto. Borrower hereby irrevocable designates CT Corporation System, 818 West Seventh Street, Los Angeles, California, as the designee, appointee and agent of Borrower to receive, for and on behalf of Borrower, service of process in such jurisdictions in any legal action or proceeding with respect to this Agreement, the Promissory Note or any document related thereto. Borrower hereby irrevocable waives, to the extent permitted by applicable law, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such respective jurisdictions in respect of this Agreement, the Loan Documents or any document related thereto. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law.

         (h) Waivers. No waiver of any term, provisions or condition of this Agreement or of the Promissory Note in any one or more instances, shall be deemed to be or construed as a further waiver of any such term, provision or condition or as a waiver of any other term, provision or condition.

         (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (j) Further Assurances. The parties agree to execute any and all such further agreements, instruments or documents, and to take any and all such further actions, as may be necessary or desirable to carry into effect the purposes and intent of this Agreement, including, without limitation, documents and instruments deemed necessary or advisable to perfect the security interest granted under the Security.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    Malbec (Florida), Inc.,
                                      a Florida corporation

                                    By:  \s\David Bednarsh
                                    ----------------------
                                         David Bednarsh,
                                           President


                                    Las Vegas Entertainment
                                      Network, Inc.



                                    By:  \s\ Joe Corazzi
                                    --------------------

                  SECURED PROMISSORY NOTE

Up to $1,500,000                             March 20, 1996
                                    Los Angeles, California

     FOR VALUE RECEIVED, the undersigned, Malbec (Florida), Inc., a Florida corporation ("Maker"), promises to pay to the order of Las Vegas Entertainment Network, Inc., a Delaware corporation ("Payee"), at 1801 Century Park East, Suite 2300, Los Angeles, California 90067, or at such other place as may be designated by Payee, in legal tender of the United States of America the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) or so much thereof as may be advanced and outstanding hereunder, together with interest on unpaid principal from time to time outstanding at a rate of interest equal to eight percent (8%) per annum. All outstanding principal and interest thereon shall be due and payable on March 31, 1997.

     Advances hereunder (including any and all advances made prior to the date hereof and subject to the terms and conditions of that certain Loan Agreement of even date herewith (the "Loan Agreement") between Payee, as lender, and Maker, as borrower) shall be noted from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of Maker's obligations to pay principal and interest as provided herein on amounts advanced hereunder.

     Any advances hereunder, to the total amount of the principal sum stated above, shall be conclusively presumed to have been made to, and at the request and for the benefit of, Maker when deposited to the credit of any account of Maker or PRD (as defined in the Loan Agreement) with any financial institution or in the Dade County Court Registry (the "Court Registry"), or disbursed in accordance with the instruction of Maker or any authorized agent of Maker.

     If payment on this Note becomes due and payable on a day other than a Business day, the maturity thereof shall be extended to the next succeeding Business Day.

     Unless expressly indicated to the contrary herein, all payments received on account of this Note shall be applied first to accrued interest and then to the unpaid principal balance hereof.

     This Note is secured pursuant to the terms of that certain Security Agreement of even date herewith, between Maker, as debtor, and Payee, as secured party (the "Security Agreement". Reference is made to the Security Agreement for the terms and conditions under which the entire unpaid principal balance hereof, together with all accrued and unpaid interest hereunder, may become immediately due and payable in full.

     This Note may be, or may be required to be, prepaid in whole or in part as provided in the Security Agreement.

     The Agreement and this Note shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

     Maker intends and believes that each provision of this Note complies with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Note are found by a court of law to be in violation of any local, state or federal ordinance, statute, law, administrative or judicial decision or public policy, and if such court should declare such portion, provision or provisions of this Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of Maker that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the obligations of Maker under the remainder of this Note shall continue in full force and effect.

     The interest payable hereunder shall be the lesser of the amount specified herein, or the amount permissible by law.

     The terms of this Note are subject to amendment only in the manner provided in the Agreement.

     Maker hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the fullest extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                                Malbec (Florida), Inc.,
                                  a Florida corporation



                                By: \s\ David Bednarsh
                                ----------------------
                                    David Bednarsh,
                                      President

                               SECURITY AGREEMENT



     THIS SECURITY AGREEMENT (this "Agreement") is entered into as of the 20th day of March, 1996, by and between Las Vegas Entertainment Network, Inc., a Delaware corporation ("Secured Party"), and Malbec (Florida), Inc., a Florida corporation ("Debtor"), with reference to the following facts and circumstances:

     WHEREAS, Secured Party has loaned certain sums to Debtor pursuant to that certain Secured Promissory Note (the "Note") of even date herewith in the principal amount of up to One Million Five Hundred Thousand Dollars ($1,500,000), and may loan additional funds thereunder pursuant to the Note and that certain Loan Agreement of even date herewith by and between Debtor, as borrower, and Secured Party, as lender (the "Loan Agreement"); and

     WHEREAS, as security for the repayment of Debtor's obligations evidenced by the Note and the Loan Agreement, Debtor is entering into this Agreement with Secured Party.

     NOW THEREFORE, the parties hereto agree as follows:

                         AGREEMENT

     1. OBLIGATIONS SECURED. The security interest granted by this Agreement shall secure payment and performance of all indebtedness, obligations and liabilities of Debtor to Secured Party (collectively, the "Secured Debt") arising out of, connected with or related to the Note, the Loan Agreement and this Agreement.

     2. GRANT OF SECURITY INTEREST. Debtor hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to Secured Party and grants to Secured Party a security interest in and to the collateral described or referred to in Section 3 to secure the Secured Debt.

     3. COLLATERAL. Debtors' collateral (the "Collateral") subject to the security interest granted hereby shall consist of all of Debtor's right, title, interest and expectancy in or to monies held in the Court Registry (as defined in the Note).

     4.  REPRESENTATIONS AND WARRANTIES OF DEBTOR.

         (a) Debtor has good title to the Collateral and has full power and authority to grant security interests in the Collateral, and to execute, deliver and perform in accordance with the terms of this Agreement, without the consent or approval of any other person or entity;

         (b) This Agreement constitutes the legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms and constitutes a good, valid and subsisting security interest in all of the Collateral for the full amount of the Secured Debt.

     5. COVENANTS OF DEBTOR. Debtor hereby covenants and agrees that:

         (a) Debtor shall do or cause to be done all things necessary to preserve, renew and keep in full force things necessary to preserve, renew and keep in full force and effect its corporate existence, rights, license, permits ad franchises, to the extent necessary for the proper operation of is business, and to comply with all laws and regulations applicable to it;

         (b) Debtor shall, at its own cost and expense, (i) take any and all actions necessary to preserve, protect and defend the security interest of Secured Party in the Collateral created hereunder and the priority thereof against any and all adverse claims;

         (c) Debtor shall promptly reimburse Secured Party for any and all sums, including costs, expenses and attorneys fees, which Secured Party may pay or incur in defending, protecting or enforcing the security interest of this Agreement or the priority thereof, or in enforcing or collecting the Secured Debt, or in discharging any prior to subsequent lien or adverse claim against the Collateral or any part thereof, or by reason of becoming or being made a party or intervening in any action or proceeding affecting the Collateral or the rights of Secured Party therein, all of which actions Secured Party shall have the right to take;

         (d) Debtor shall from time to time make, execute, acknowledge and deliver all such further documents, instruments and assurances as may be requested by Secured Party to perfect or preserve the security interest created by and to carry out the intent of this Agreement, and hereby authorizes Secured Party to file financing statements and amendments thereto relating to all of part of the Collateral where desirable in Secured Party's judgment to perfect the security interest granted herein without the signature of Debtor (where permitted by law).

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

     6. PRESERVATION OF COLLATERAL. In case of any failure of Debtor to keep the Collateral free from liens or adverse claims, or to pay taxes on or with respect thereto, or to fully and punctually keep and perform any other covenant hereof, then Secured Party may (but shall not be required to) pay or contest or settle such taxes, liens or adverse claims, or any judgments based thereon, or otherwise make good any other aforesaid failure of Debtor. Debtor covenant to promptly reimburse to Secured Party (together with costs, expenses and attorneys' fees) any sums (i) paid or advanced for any such purpose, (ii) disbursed to protect the Collateral or the security interest created by this Agreement, and/or (iii) which Debtor have herein covenanted to reimburse to Secured Party. Such reimbursement shall be with interest, at the maximum rate permitted by California or other applicable law, and the right to such reimbursement shall become additional indebtedness secured hereby.

     7. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default by Debtor:

         (a) The default in the payment of principal of the Note, as and when due and payable;

         (b) The default in the payment of interest on the Note, or other amounts payable to Secured Party under this Agreement, as and when due and payable;

         (c) The default in the due observance or performance of the provisions of any covenant, condition or agreement of Debtor, contained herein, in the Note, or in the Loan Agreement, which would adversely affect the validity or perfection of the security interest of Secured Party in the Collateral or the value of the Collateral;

         (d) The default in the due observance or performance of any other covenant, condition or agreement on the part of Debtor to be observed or performed pursuant to the terms of this Agreement;

         (e) The establishment by any person (other than Secured Party or its successors or assigns or a person consented to in writing by Secured Party) of a right in the Collateral which is equal or senior to the security interest of Secured Party;

         (f) If there shall exist or occur, and Secured Party shall notify Debtor of, any event or condition which in Debtor's good faith business judgment (exercised in Secured Party sole discretion) is an event of Default or which would have a material adverse effect on the ability or obligation of Debtor (or any of them) to perform their respective obligations;

         (g) The assignment for the benefit of creditors by Debtor, or the commencement of a case under Title 11 of the United States Bankruptcy Code by or against Debtor;

         (h) The appointment of a receiver, trustee or custodian for or over Debtor or any of Debtor's property not vacated within thirty (30) days thereafter; or

         (i) The levy of any writ of execution or other judicial process upon any of the property of Debtor not released within thirty (30) days thereafter.

     8. RIGHTS OF SECURED PARTY UPON DEFAULT. Upon the occurrence of an event of Default, Secured Party shall have the following rights and remedies:

         (a) All of the rights and remedies of a secured party under the California Uniform Commercial Code or other applicable law then in effect and, without limitation, at the option of Secured Party, the right:

              (i) to take immediate possession of the Collateral, or any portion thereof, including any writings evidencing the Collateral;

              (ii)to dispose of the Collateral or any part thereof at public sale, which may be conducted at the location designated by Secured Party, for cash or on credit and on such terms as Secured Party may, in its sole discretion, elect after giving at least five (5) days' notice of the time and place of sale in the manner provided by law;

            (iii) To dispose of the Collateral or any part thereof at private sale upon like notice for cash or on credit and on such other terms as Secured Party may in its sole discretion elect; and

              (iv)To pursue any other remedy for the enforcement of the security interest;

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

         (b)  Out of the proceeds of any disposition, Secured
Party shall:

              (i) First, pay all costs, expenses and charges for pursuing, searching for, taking, removing, keeping, storing, advertising and selling such Collateral, including, without limitation, reasonable attorneys' fees and costs.

              (ii)Second, retain out of the proceeds of sale the Secured debt; and

            (iii) Third, pay the remaining funds, if any, to Debtor or any other party legally entitled thereto.

         (c) If there is a deficiency, Debtor shall forthwith pay it to Secured Party.

         (d) Secured Party may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale, without being required to give a new notice of sale.

     (e) Upon the occurrence of an Event of Default that is not waived in writing by Secured Party, (i) Debtor does hereby irrevocably make, constitute and appoint Secured Party or any of its designees, its true and lawful attorney-in-fact with full power in the name of Debtor to receive, open and dispose of all mail addressed to Debtor, and to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of Debtor with full power and aright to cause the mail of Debtor to be trans-ferred to Secured Party's own offices or otherwise, and to do any and all other acts necessary or proper to carry out the intent of this Agreement, and Debtor hereby ratifies and confirms all that either of the Secured Party or its substitutes shall properly do by virtue hereof; (ii) Debtor does hereby further irrevocably make, constitute and appoint Secured Party or any of its designees its true and lawful attorney-in-fact in the name of Secured Party or Debtor (A) to enforce all of Debtor's rights under and pursuant to all agreement with respect to the Collateral, all for the sole benefit of Secured Party, (B) to enter into and perform such agreements as may be necessary or desirable in order to carry out the terms, covenants and conditions of this Agreement which are required to be observe or performed by Debtor, (C) to execute such other and further mortgages, pledges and assignments of the Collateral as Secured Party may reasonably require for the purpose of protecting, maintaining or enforcing the security interest granted to Secured Party pursuant to this Agreement, and (D) to do any and all other things necessary or proper to carry out the intention of this Agreement, and Debtor ratifies and confirms all that Secured Party as such attorney-in-fact or its substitutes shall properly do by virtue of this power of attorney.

         9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Debtor.

         10. REMEDIES NOT EXCLUSIVE; NO WAIVERS; FORECLOSURES. No right or remedy herein is exclusive of any other right or remedy. Each and every right and remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, and may be excised from time to time as often as deemed expedient, separately or concurrently. The failure or delay of Secured Party to insist in any one or more instances upon the performance of any of the terms, covenants or conditions of this Agreement, or to exercise any right, remedy or privilege herein conferred, shall not impair or be construed as thereafter waiving any such covenants, remedies, conditions or provisions, but every such terms, condition and covenant shall continue and remain in full force and effect; nor shall the giving, taking or enforcement of or execution against any other or additional security, collateral or guaranty for the payment of the Secured Debt operate to prejudice, waive or affect any rights, powers or remedies hereunder; nor shall Secured Party be required to first look to, enforce, exhaust or execute against such other or additional security or guaranties prior to so acting against the Collateral. Secured Party may foreclose on or execute against the items of Collateral in such order as Secured Party may, in its sole discretion, determine.

     11. SEVERABILITY. The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     12. NOTICE. All notices, demands and communications hereunder shall be in writing and shall be deemed to be duly given upon personal delivery or two days after deposit in the United States mail by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties at the addresses herein set forth, or at such other address as any party shall have furnished to the other parties in writing:

     To Debtor:        Malbec (Florida), Inc.
                       6210 North Lockwood Ridge Road
                       Suite 291
                       Sarasota, Florida 34243

     To Secured Party: Las Vegas Entertainment
                         Network, Inc.
                       1801 Century Park East
                       Suite 2300
                       Los Angeles, California

     13. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California except laws respecting conflicts of law.

     14. ATTORNEY'S FEES. Should any party hereto institute any action or proceeding to enforce this Agreement or any provision hereof or for a declaration of rights under this Agreement, or for arbitration or any dispute arising under this Agreement, the prevailing party in any such action, proceeding or arbitration shall be entitled to receive from the other party all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by the prevailing party in connection with such action, proceeding or arbitration.

     15. TIME IS OF THE ESSENCE. Time is of the essence with respect to this Agreement.

     16. ASSIGNMENT BY SECURED PARTY. Secured Party and each assignee may assign this Agreement and the obligations made under it without the consent of Debtor, and each assignee is to be entitled to all the rights and remedies of Secured Party hereunder.

     17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive Secured Party's execution and delivery of the Note and shall continue in full force and effect so long as expressly provided herein and in any event so long as the Note is outstanding and unpaid.

     IN WITNESS WHEREOF, Debtor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

                                Malbec (Florida), Inc.,
                                  a Florida corporation


                                By: \s\ David Bednarsh
                                ----------------------
                                    David Bednarsh,
                                      Presideent



                                Las Vegas Entertainment
                                  Network, Inc., a Delaware
                                  corporation

                                By: \s\ Joe Corazzi
                                -------------------





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